UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCONX

Putnam Convertible Securities Fund

Semiannual report
4|30|14

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities Fund

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	41

Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific company issuer or industry. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond’s yield and its price are often influenced by interest-rate levels and the issuer’s credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies, to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund’s managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company’s business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund managers could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Convertible Securities Fund

Interview with your fund’s portfolio managers

How did convertible securities perform for the six-month period ended April 30, 2014?

Eric: Convertible securities posted positive results for the reporting period, despite considerable month-to-month market volatility. Investor sentiment swung between safety [bonds] and opportunity [stocks] in response to several factors, including the questionable strength of the U.S. economy, weaker-than-expected economic data in China and Europe, the debate about the Federal Reserve’s forward guidance and the timing and pace of winding down its stimulus program, and tensions between Russia and the West over Ukraine.

Ultimately, however, rising equity prices and strong demand propelled convertible bond prices higher for the six-month period. Given the unique hybrid structure of convertible bonds, these securities can participate in the appreciation of the underlying stocks through the equity conversion feature or behave like a debt instrument with the potential for more limited downside than equities. As such, convertible securities can act more equity- or bond-like at different times depending on market conditions.

How did Putnam Convertible Securities Fund perform in this environment?

Rob: For the six months ended April 30, 2014, stocks outperformed bonds, and the fund’s underlying equity sensitivity helped it capture much of the upside of rising stock

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Convertible Securities Fund	5

prices. However, while the fund’s class A shares outperformed the average return for its Lipper peer group, they lagged its benchmark, the BofA Merrill Lynch All U.S. Convertibles Index.

Security selection in the technology and consumer staples sectors was beneficial for performance relative to the benchmark. However, investments in the energy and transportation sectors held back results. Our decision to overweight investments in conglomerates and underweight investments in the health-care sector also was a slight detractor from performance for the period.

What is your approach to finding the most attractive securities in the convertibles market?

Eric: When we analyze a convertible security, we try to locate the key factors that are driving its valuation. It might be either a set of fixed-income or equity-related factors, for example. Or perhaps the basic structure of the convertible is not fully understood by the markets, leading to mispricing in our opinion. Once we feel confident about the source of pricing or mispricing, we bring the appropriate credit or equity research resources at Putnam to bear in our analysis and portfolio decision-making.

Did you implement any changes to the fund’s strategy during the six-month period?

Rob: We did not make any significant changes to the fund’s broad strategy. However, we did take steps to fine-tune the portfolio by trimming positions in holdings that have met our investment expectations or have experienced significant outperformance. Also, given the more challenging market conditions and the increase in equity market valuations in general, especially over

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Convertible Securities Fund

the past two years, we thought it would be wise to lower the portfolio’s equity sensitivity slightly by replacing some of the highly equity-sensitive holdings with more balanced convertible securities to limit the fund’s susceptibility to stock market volatility.

On the credit side, we identified a handful of convertible securities with favorable yield and downside protection attributes that might perform relatively better amid volatility. We viewed this minor repositioning as a rebalancing of the portfolio’s risk/return profile. Overall, the fund remains focused on the upside growth potential of the underlying equities, attractive current yield, and perhaps most importantly, some degree of downside protection when stock prices decline.

Could you highlight some holdings that contributed positively to the fund’s performance for the period?

Eric: One of the fund’s top-performing holdings was not held by the benchmark, which augmented relative performance. GT Advanced Technologies benefited from the company’s decision to sign a multi-year contract with Apple to supply advanced sapphire material for their devices. Sapphire is used for scratch-resistant covers found on the iPhone 5s touch ID and rear camera lens cover.

A greater-than-benchmark investment in Endo Health Solutions, a producer of specialty pharmaceuticals, generic products,

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund	7

and medical devices, also added to returns. During 2013, the company had a complete management overhaul, replacing the chief executive officer, chief financial officer, and chief operating officer. The company then began to acquire adjacent businesses to its core operations while divesting non-core assets. These decisions reduced the company’s debt by cutting costs, which led to increased profitability.

Which holdings proved most disappointing?

Rob: Limiting investments in a company held by the benchmark that outperforms can have ramifications for the fund’s relative performance. The stock of Salix Pharmaceuticals, which develops drugs and medical devices to prevent and treat various gastroenterology disorders, performed strongly for the reporting period. The company beat earnings expectations for the fourth quarter of 2013 and the first quarter of 2014 due to higher sales of their Xifaxan drug and potential FDA approval on another pipeline drug. In a conservative move, we bought the more balanced convertible bond issue with downside protection rather than the one with more equity sensitivity to the underlying stock. When the common stock rallied strongly, the fund’s underweight exposure to the company as well as our strategy of investing in the more conservative convertible bond hampered results.

A limited exposure to SunEdison’s convertible bonds also weighed on relative performance. These convertibles outperformed following their issuance in December 2013 due to the fact that the company was in the process of spinning off its underperforming semiconductor business while enjoying growth in its solar business. In addition, a large prominent hedge fund investor came out in support of

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Convertible Securities Fund

the stock. We sold the position before the end of the reporting period.

Do you expect the trends that contributed to such a dynamic and rewarding year in 2013 will continue to support convertibles in 2014?

Eric: Yes, but macroeconomic events may temper those expectations, at least in the short term. In 2013, investors were willing to take on risk. In the first four months of 2014, however, they became more defensive.

New convertible bond issuance remained active in the early months of 2014, and we continued to see many attractively priced securities coming to market, which were met by robust demand. In 2013, issuance activity in the convertibles market was quite strong at nearly $50 billion, and we think 2014 is on a similar pace. The uptick in interest rates has made traditional corporate bond issuance a slightly less attractive financing option for companies. Convertible bond issuance is coming from a broad range of companies — all sizes, sectors, and styles. Ultimately, we think that the diversity of issuers bodes well for the overall health and attractiveness of this asset class.

Looking ahead, we are optimistic about the prospects for convertible bonds in 2014 because we believe returns are likely to be attractive on a relative basis compared with fixed-income alternatives and on a risk-adjusted basis relative to equities.

Furthermore, given our outlook for continued improvement in the U.S. economy, we believe supply-and-demand dynamics should remain positive and the corporate default rate should remain below the long-term average.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Convertible Securities Fund	9

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.10%	9.94%	9.88%	9.88%	9.27%	9.27%	9.43%	9.34%	9.82%	10.20%

10 years	102.50	90.85	90.63	90.63	87.87	87.87	92.60	85.86	97.51	107.72
Annual average	7.31	6.68	6.66	6.66	6.51	6.51	6.77	6.39	7.04	7.58

5 years	114.24	101.92	106.39	104.39	106.46	106.46	109.00	101.68	111.63	117.12
Annual average	16.46	15.09	15.60	15.37	15.60	15.60	15.89	15.06	16.18	16.77

3 years	25.76	18.53	22.95	19.95	23.00	23.00	23.91	19.57	24.83	26.72
Annual average	7.94	5.83	7.13	6.25	7.14	7.14	7.41	6.14	7.67	8.21

1 year	15.73	9.07	14.87	9.87	14.88	13.88	15.16	11.13	15.46	16.01

6 months	6.61	0.48	6.26	1.26	6.27	5.27	6.38	2.65	6.51	6.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund	11

Comparative index returns For periods ended 4/30/14

	BofA Merrill Lynch All	Lipper Convertible Securities
	U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	10.09%

10 years	103.96%	89.16
Annual average	7.39	6.50

5 years	119.93	96.86
Annual average	17.07	14.39

3 years	32.60	22.39
Annual average	9.86	6.94

1 year	19.04	15.78

6 months	8.23	6.36

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/14, there were 76, 76, 63, 54, 37, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.284		$0.196	$0.200	$0.225		$0.255	$0.314

Capital gains	—		—	—	—		—	—

Total	$0.284		$0.196	$0.200	$0.225		$0.255	$0.314

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/13	$23.57	$25.01	$23.15	$23.33	$23.35	$24.20	$23.48	$23.56

4/30/14	24.84	26.36	24.40	24.59	24.61	25.50	24.75	24.84

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	2.29%	2.15%	1.59%	1.61%	1.82%	1.76%	2.07%	2.53%

Current 30-day SEC yield[2]	N/A	1.09	0.42	0.42	N/A	0.64	0.91	1.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Convertible Securities Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.13%	9.97%	9.91%	9.91%	9.30%	9.30%	9.46%	9.37%	9.85%	10.23%

10 years	99.18	87.73	87.49	87.49	84.75	84.75	89.50	82.87	94.28	104.24
Annual average	7.13	6.50	6.49	6.49	6.33	6.33	6.60	6.22	6.87	7.40

5 years	136.11	122.54	127.36	125.36	127.47	127.47	130.24	122.18	133.12	139.21
Annual average	18.75	17.35	17.85	17.65	17.86	17.86	18.15	17.31	18.44	19.06

3 years	28.83	21.43	25.94	22.94	25.97	25.97	26.90	22.46	27.90	29.83
Annual average	8.81	6.69	7.99	7.13	8.00	8.00	8.26	6.99	8.55	9.09

1 year	17.68	10.92	16.79	11.79	16.78	15.78	17.12	13.02	17.37	17.98

6 months	9.45	3.16	9.04	4.04	9.08	8.08	9.19	5.36	9.31	9.59

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
10/31/13	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Annualized expense ratio for the
six-month period ended 4/30/14	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Convertible Securities Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.53	$9.36	$9.36	$8.09	$6.81	$4.26

Ending value (after expenses)	$1,066.10	$1,062.60	$1,062.70	$1,063.80	$1,065.10	$1,067.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.41	$9.15	$9.15	$7.90	$6.66	$4.16

Ending value (after expenses)	$1,019.44	$1,015.72	$1,015.72	$1,016.96	$1,018.20	$1,020.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Convertible Securities Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Convertible Securities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund	17

The fund’s portfolio 4/30/14 (Unaudited)

CONVERTIBLE BONDS AND NOTES (73.1%)*		Principal amount	Value

Airlines (—%)
Lufthansa Malta Blues LP 144A cv. sr. unsec. notes 0 3/4s,
2017 (Malta)	EUR	17,000	$30,599

			30,599
Automotive (1.1%)
Navistar International Corp. 144A cv. sr. unsec. unsub. notes
4 3/4s, 2019		$4,786,000	4,977,440

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015		1,775,000	4,828,000

			9,805,440
Biotechnology (8.5%)
Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018		2,550,000	3,031,313

BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1 1/2s, 2020		6,859,000	7,064,770

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017		2,605,000	6,409,928

Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1 1/8s, 2018		4,599,000	5,239,986

Emergent BioSolutions, Inc 144A cv. sr. unsec. unsub. notes
2 7/8s, 2021		4,325,000	4,800,750

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016		6,908,000	23,856,087

InterMune, Inc. cv. sr. unsec. notes 2 1/2s, 2018		3,290,000	4,128,950

Medicines Co. (The) cv. sr. unsec. bonds 1 3/8s, 2017		5,376,000	6,343,680

Medivation, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2017		4,064,000	5,572,760

Merrimack Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
4 1/2s, 2020		3,779,000	3,547,536

PDL BioPharma, Inc. cv. sr. unsec. notes 3 3/4s, 2015		3,633,000	5,040,788

PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018		2,573,000	2,749,894

			77,786,442
Broadcasting (1.4%)
Liberty Media Corp. 144A cv. sr. unsec. notes 1 3/8s, 2023		8,421,000	8,126,265

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014		2,378,000	4,194,198

			12,320,463
Chemicals (0.6%)
RPM International, Inc. cv. sr. unsec. notes 2 1/4s, 2020		4,229,000	5,029,867

			5,029,867
Commercial and consumer services (2.4%)
Carriage Services, Inc. 144A cv. unsec. sub. notes 2 3/4s, 2021		4,615,000	4,675,572

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015		3,660,000	4,645,913

priceline.com, Inc. cv. sr. unsec. unsub. notes 1s, 2018		9,236,000	12,913,083

			22,234,568
Communications equipment (1.1%)
Ciena, Inc. 144A cv. sr. unsec. notes 3 3/4s, 2018		4,804,000	6,224,183

Outerwall, Inc. cv. sr. unsec. unsub. notes 4s, 2014		2,300,000	3,958,875

			10,183,058
Computers (5.3%)
Akamai Technologies, Inc. 144A cv. sr. unsec. notes zero %, 2019		6,814,000	6,592,545

Bottomline Technologies (DE), Inc. cv. sr. unsec. unsub. notes
1 1/2s, 2017		5,264,000	6,408,920

18	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	Principal amount	Value

Computers cont.
Dealertrack Technologies, Inc. cv. company guaranty sr. unsec.
notes 1 1/2s, 2017	$4,808,000	$6,540,322

Infinera Corp. 144A cv. sr. unsec. unsub. notes 1 3/4s, 2018	5,602,000	6,022,150

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	4,226,000	7,194,765

SanDisk Corp. 144A cv. sr. unsec. notes 0 1/2s, 2020	7,671,000	8,696,996

ServiceNow, Inc. 144A cv. sr. unsec. unsub. notes zero %, 2018	6,659,000	6,667,324

		48,123,022
Conglomerates (1.6%)
Siemens Financieringsmaatschappij N.V. cv. company guaranty
sr. unsec. bonds 1.65s, 2019 (Netherlands)	12,000,000	14,108,400

		14,108,400
Construction (1.0%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	6,130,000	9,034,088

		9,034,088
Consumer (0.9%)
Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 7/8s, 2018	3,896,000	5,279,080

Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes
1 1/8s, 2034	3,039,000	3,025,704

		8,304,784
Consumer finance (2.0%)
Cardtronics, Inc. 144A cv. sr. unsec. unsub. notes 1s, 2020	6,116,000	5,664,945

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017	1,279,000	1,234,235

Encore Capital Group, Inc. 144A cv. company guaranty sr. unsec.
notes 3s, 2020	4,443,000	4,956,722

Portfolio Recovery Associates, Inc. 144A cv. sr. unsec. unsub.
notes 3s, 2020	3,944,000	4,629,270

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	1,935,000	1,794,713

		18,279,885
Consumer services (0.4%)
Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	950,000	3,276,906

		3,276,906
Electronics (9.6%)
GT Advanced Technologies, Inc. cv. sr. unsec. notes 3s, 2020	6,579,000	10,452,386

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	6,490,000	9,130,619

InvenSense, Inc. 144A cv. sr. unsec. notes 1 3/4s, 2018	4,134,000	4,958,216

Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018	2,467,000	2,590,350

L-3 Communications Holdings, Inc. cv. company guaranty
sr. unsec. bonds 3s, 2035	5,260,000	6,847,863

Mentor Graphics Corp. cv. sub. unsec. notes 4s, 2031	6,530,000	7,844,163

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	10,778,000	26,136,650

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	6,180,000	5,646,975

Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	8,485,000	14,021,463

		87,628,685
Energy (oil field) (1.2%)
Hornbeck Offshore Services, Inc. cv. company guaranty
sr. unsec. notes 1 1/2s, 2019	3,239,000	3,688,411

SEACOR Holdings, Inc. cv. sr. unsec. unsub. bonds 2 1/2s, 2027	2,968,000	3,435,460

SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	4,102,000	4,050,725

		11,174,596

Convertible Securities Fund	19

CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	Principal amount	Value

Entertainment (0.5%)
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	$3,453,000	$4,344,306

		4,344,306
Financial (0.7%)
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	4,820,000	6,787,163

		6,787,163
Health-care services (4.0%)
Allscripts Healthcare Solutions, Inc. 144A cv. sr. unsec. notes
1 1/4s, 2020	6,492,000	7,250,753

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	8,277,000	10,822,178

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	2,919,000	3,106,911

Medidata Solutions, Inc. 144A cv. sr. unsec. notes 1s, 2018	6,673,000	6,777,266

WellPoint, Inc. cv. sr. unsec. bonds 2 3/4s, 2042	6,035,000	8,826,188

		36,783,296
Homebuilding (1.8%)
Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	3,348,000	3,494,475

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	1,934,000	3,447,355

M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	3,946,000	4,217,288

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	3,985,000	4,782,000

		15,941,118
Insurance (0.8%)
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	4,790,000	7,711,900

		7,711,900
Investment banking/Brokerage (1.5%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	7,383,000	8,001,326

Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	5,664,000	5,929,500

		13,930,826
Lodging/Tourism (2.4%)
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	6,500,000	10,729,063

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	7,820,000	11,158,163

		21,887,226
Manufacturing (0.8%)
MasTec, Inc. cv. company guaranty sr. unsec. unsub. notes
4 1/4s, 2014	885,000	2,267,259

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	3,245,000	5,411,038

		7,678,297
Media (2.3%)
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	7,629,000	9,870,019

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	11,284,000	5,910,559

Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	5,195,000	5,435,529

		21,216,107
Medical technology (2.6%)
Cepheid, Inc. 144A cv. sr. unsec. notes 1 1/4s, 2021	5,143,000	5,178,358

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default) † F	3,213,000	257,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,544,000	248,080

20	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	Principal amount	Value

Medical technology cont.
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(0s, 3/1/18) 2042 ††	$5,185,000	$5,337,309

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	3,966,000	6,764,509

Wright Medical Group, Inc. cv. sr. unsec. unsub. notes 2s, 2017	4,535,000	5,643,241

		23,428,537
Metals (1.2%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub.
notes 5s, 2019	4,730,000	7,080,219

Newmont Mining Corp. cv. company guaranty sr. unsub. notes
1 5/8s, 2017	3,915,000	4,193,944

		11,274,163
Oil and gas (1.6%)
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	7,862,000	7,385,366

Goodrich Petroleum Corp. cv. company guaranty sr. unsub.
notes 5s, 2032	2,788,000	3,221,883

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	3,601,000	3,952,098

		14,559,347
Pharmaceuticals (1.3%)
Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	2,448,000	5,302,980

Salix Pharmaceuticals, Ltd. cv. sr. unsec. notes 1 1/2s, 2019	3,905,000	6,926,494

		12,229,474
Real estate (3.3%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	4,105,000	4,518,066

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	8,735,000	9,766,822

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	5,576,000	7,855,190

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	7,205,000	8,317,272

		30,457,350
Semiconductor (2.8%)
Linear Technology Corp. cv. sr. unsec. unsub. notes
Ser. A, 3s, 2027	6,940,000	7,989,675

Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	7,405,000	13,134,619

Photronics, Inc. cv. sr. unsec. notes 3 1/4s, 2016	4,193,000	4,630,644

		25,754,938
Software (1.7%)
Concur Technologies, Inc. 144A cv. sr. unsec. unsub. notes
0 1/2s, 2018	5,635,000	6,018,884

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	4,945,000	6,484,131

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	3,005,000	2,914,850

		15,417,865
Technology (1.1%)
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	8,067,000	9,821,573

		9,821,573
Technology services (2.0%)
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	6,810,000	7,473,975

Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	5,235,000	5,853,384

Yahoo!, Inc. 144A cv. sr. unsec. notes zero %, 2018	4,977,000	5,092,093

		18,419,452

Convertible Securities Fund	21

CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	Principal amount	Value

Telecommunications (2.2%)
Finisar Corp. 144A cv. sr. unsec. notes 0 1/2s, 2033	$5,897,000	$6,748,379

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes
Ser. B, 7s, 2015	3,695,000	6,122,153

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	5,121,000	512

SBA Communications Corp. cv. sr. unsec. notes 4s, 2014	2,397,000	7,050,176

		19,921,220
Tobacco (1.0%)
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	6,605,000	8,902,008

		8,902,008
Transportation services (0.4%)
XPO Logistics, Inc. cv. sr. unsec. unsub. notes 4 1/2s, 2017	2,309,000	4,079,714

		4,079,714

Total convertible bonds and notes (cost $590,082,508)		$667,866,683

CONVERTIBLE PREFERRED STOCKS (19.0%)*	Shares	Value

Aerospace and defense (1.6%)
United Technologies Corp. $3.75 cv. pfd.	221,775	$14,668,199

		14,668,199
Airlines (0.7%)
Continental Financial Trust II $3.00 cv. pfd.	123,410	6,097,219

		6,097,219
Banking (2.2%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	6,785	7,734,900

OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	2,637	4,161,186

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	6,980	8,341,100

		20,237,186
Consumer (1.0%)
Stanley Black & Decker, Inc. $6.25 cv. pfd.	83,605	9,349,547

		9,349,547
Electric utilities (2.4%)
Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	171,970	10,080,881

NextEra Energy, Inc. $2.799 cv. pfd.	179,495	11,776,667

		21,857,548
Energy (oil field) (0.5%)
McDermott International, Inc. zero % cv. pfd. †	167,996	4,324,049

		4,324,049
Financial (1.3%)
AMG Capital Trust II $2.575 cv. pfd.	187,160	11,872,963

		11,872,963
Food (0.9%)
Post Holdings, Inc. 144A $3.75 cv. pfd.	67,504	8,028,251

		8,028,251
Forest products and packaging (1.2%)
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	199,459	11,169,704

		11,169,704
Insurance (1.1%)
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	110,147	5,252,910

MetLife, Inc. $3.75 cv. pfd.	153,258	4,666,706

		9,919,616

22	Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (19.0%)* cont.	Shares	Value

Oil and gas (2.6%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	15,243	$18,043,901

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	5,669	5,442,240

		23,486,141
Railroads (0.9%)
Genesee & Wyoming, Inc. $5.00 cv. pfd.	67,903	8,614,175

		8,614,175
Real estate (1.1%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	360,112	10,100,025

		10,100,025
Telecommunications (1.5%)
Crown Castle International Corp. Ser. A, $2.25 cv. pfd.	110,407	10,923,393

Iridium Communications, Inc. 144A $7.00 cv. pfd.	33,766	3,199,329

		14,122,722

Total convertible preferred stocks (cost $156,448,543)		$173,847,345

COMMON STOCKS (3.9%)*	Shares	Value

Actavis PLC †	10,405	$2,126,054

Apple, Inc.	4,130	2,437,072

Brazil Ethanol, Inc. 144A (Unit) † F	312,500	31

Celgene Corp. †	12,970	1,906,720

DISH Network Corp. Class A †	38,775	2,204,747

Exxon Mobil Corp.	22,805	2,335,460

Ford Motor Co.	126,610	2,044,752

General Motors Co.	61,387	2,116,624

Goodyear Tire & Rubber Co. (The)	85,626	2,157,775

Hartford Financial Services Group, Inc. (The)	134,000	4,806,580

Jazz Pharmaceuticals PLC †	13,470	1,817,103

Priceline Group, Inc. (The) †	3,810	4,411,028

PulteGroup, Inc.	114,395	2,103,724

Suncor Energy, Inc. (Canada)	72,252	2,788,927

United Technologies Corp.	19,100	2,260,090

Total common stocks (cost $33,926,582)		$35,516,687

CORPORATE BONDS AND NOTES (0.1%)*	Principal amount	Value

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	$1,084,608	$1,052,070

Total corporate bonds and notes (cost $1,061,307)		$1,052,070

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	1,085,630	$—

Total warrants (cost $217,126)				$—

Convertible Securities Fund	23

SHORT-TERM INVESTMENTS (3.5%)*	Shares	Value

Putnam Short Term Investment Fund 0.06% L	31,805,474	$31,805,474

Total short-term investments (cost $31,805,474)		$31,805,474

TOTAL INVESTMENTS

Total investments (cost $813,541,540)	$910,088,259

Key to holding’s currency abbreviations

EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $913,923,341.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

24	Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$2,260,090	$—	$—

Communication services	2,204,747	—	—

Consumer cyclicals	12,833,903	—	—

Energy	5,124,387	—	31

Financials	4,806,580	—	—

Health care	5,849,877	—	—

Technology	2,437,072	—	—

Total common stocks	35,516,656	—	31

Convertible bonds and notes	—	667,361,563	505,120

Convertible preferred stocks	24,749,080	149,098,265	—

Corporate bonds and notes	—	1,052,070	—

Warrants	—	—	—

Short-term investments	31,805,474	—	—

Totals by level	$92,071,210	$817,511,898	$505,151

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	25

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $781,736,066)	$878,282,785
Affiliated issuers (identified cost $31,805,474) (Notes 1 and 5)	31,805,474

Dividends, interest and other receivables	4,292,863

Receivable for shares of the fund sold	1,906,848

Receivable for investments sold	2,890,238

Prepaid assets	62,170

Total assets	919,240,378

LIABILITIES

Payable for investments purchased	2,258,118

Payable for shares of the fund repurchased	1,913,217

Payable for compensation of Manager (Note 2)	464,470

Payable for custodian fees (Note 2)	6,709

Payable for investor servicing fees (Note 2)	100,106

Payable for Trustee compensation and expenses (Note 2)	226,296

Payable for administrative services (Note 2)	2,946

Payable for distribution fees (Note 2)	188,063

Other accrued expenses	157,112

Total liabilities	5,317,037

Net assets	$913,923,341

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$807,127,799

Undistributed net investment income (Note 1)	8,910,827

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,337,996

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	96,546,719

Total — Representing net assets applicable to capital shares outstanding	$913,923,341

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($593,352,678 divided by 23,883,945 shares)	$24.84

Offering price per class A share (100/94.25 of $24.84)*	$26.36

Net asset value and offering price per class B share ($13,056,110 divided by 535,102 shares)**	$24.40

Net asset value and offering price per class C share ($62,881,472 divided by 2,557,561 shares)**	$24.59

Net asset value and redemption price per class M share ($4,277,251 divided by 173,793 shares)	$24.61

Offering price per class M share (100/96.50 of $24.61)*	$25.50

Net asset value, offering price and redemption price per class R share
($6,595,829 divided by 266,528 shares)	$24.75

Net asset value, offering price and redemption price per class Y share
($233,760,001 divided by 9,412,073 shares)	$24.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26	Convertible Securities Fund

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $14,798)	$5,163,042

Interest (including interest income of $10,059 from investments in affiliated issuers) (Note 5)	3,857,387

Securities lending (Note 1)	514

Total investment income	9,020,943

EXPENSES

Compensation of Manager (Note 2)	2,733,279

Investor servicing fees (Note 2)	605,798

Custodian fees (Note 2)	9,652

Trustee compensation and expenses (Note 2)	31,102

Distribution fees (Note 2)	1,102,805

Administrative services (Note 2)	13,444

Other	217,126

Total expenses	4,713,206

Expense reduction (Note 2)	(4,398)

Net expenses	4,708,808

Net investment income	4,312,135

Net realized gain on investments (Notes 1 and 3)	41,180,962

Net realized loss on foreign currency transactions (Note 1)	(70)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(3)

Net unrealized appreciation of investments during the period	9,873,727

Net gain on investments	51,054,616

Net increase in net assets resulting from operations	$55,366,751

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	27

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$4,312,135	$11,861,090

Net realized gain on investments
and foreign currency transactions	41,180,892	47,678,788

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	9,873,724	70,637,584

Net increase in net assets resulting from operations	55,366,751	130,177,462

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,768,070)	(13,700,234)

Class B	(101,282)	(226,051)

Class C	(480,749)	(860,253)

Class M	(37,669)	(82,308)

Class R	(64,735)	(122,562)

Class Y	(2,855,849)	(4,225,952)

Redemption fees (Note 1)	—	9,964

Increase from capital share transactions (Note 4)	43,379,542	84,367,098

Total increase in net assets	88,437,939	195,337,164

NET ASSETS

Beginning of period	825,485,402	630,148,238

End of period (including undistributed net investment
income of $8,910,827 and $14,907,046, respectively)	$913,923,341	$825,485,402

* Unaudited

The accompanying notes are an integral part of these financial statements.

28	Convertible Securities Fund

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Convertible Securities Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
April 30, 2014 **	$23.57	.12	1.43	1.55	(.28)	(.28)	—	—	$24.84	6.61 *	$593,353	.53 *	.49 *	33 *
October 31, 2013	20.09	.37	3.71	4.08	(.60)	(.60)	—	—	23.57	20.62	556,643	1.08	1.69	72
October 31, 2012	18.97	.36	1.33	1.69	(.57)	(.57)	—	—	20.09	9.07	466,910	1.11	1.87	59
October 31, 2011	19.31	.39	(.16)	.23	(.57)	(.57)	—	— [b,e]	18.97	1.08	484,050	1.12	1.94	79
October 31, 2010	16.27	.54	3.07	3.61	(.57)	(.57)	—	— [b,f]	19.31	22.48	495,949	1.18	3.03	71
October 31, 2009	12.55	.55	3.73	4.28	(.56)	(.56)	—	—	16.27	35.08	467,669	1.20 [g]	4.00 [g]	74

Class B
April 30, 2014 **	$23.15	.03	1.42	1.45	(.20)	(.20)	—	—	$24.40	6.26 *	$13,056	.90 *	.12 *	33 *
October 31, 2013	19.75	.20	3.64	3.84	(.44)	(.44)	—	—	23.15	19.68	12,009	1.83	.95	72
October 31, 2012	18.66	.21	1.30	1.51	(.42)	(.42)	—	—	19.75	8.22	10,315	1.86	1.10	59
October 31, 2011	18.99	.23	(.14)	.09	(.42)	(.42)	—	— [b,e]	18.66	.40	12,281	1.87	1.19	79
October 31, 2010	16.01	.40	3.01	3.41	(.43)	(.43)	—	— [b,f]	18.99	21.52	12,205	1.93	2.28	71
October 31, 2009	12.35	.44	3.67	4.11	(.45)	(.45)	—	—	16.01	34.12	14,351	1.95 [g]	3.30 [g]	74

Class C
April 30, 2014 **	$23.33	.03	1.43	1.46	(.20)	(.20)	—	—	$24.59	6.27 *	$62,881	.90 *	.12 *	33 *
October 31, 2013	19.90	.20	3.67	3.87	(.44)	(.44)	—	—	23.33	19.68	50,931	1.83	.93	72
October 31, 2012	18.79	.21	1.32	1.53	(.42)	(.42)	—	—	19.90	8.24	38,875	1.86	1.10	59
October 31, 2011	19.13	.24	(.16)	.08	(.42)	(.42)	—	— [b,e]	18.79	.32	53,696	1.87	1.19	79
October 31, 2010	16.12	.40	3.04	3.44	(.43)	(.43)	—	— [b,f]	19.13	21.58	57,211	1.93	2.27	71
October 31, 2009	12.44	.43	3.71	4.14	(.46)	(.46)	—	—	16.12	34.12	56,131	1.95 [g]	3.13 [g]	74

Class M
April 30, 2014 **	$23.35	.06	1.43	1.49	(.23)	(.23)	—	—	$24.61	6.38 *	$4,277	.78 *	.24 *	33 *
October 31, 2013	19.91	.26	3.67	3.93	(.49)	(.49)	—	—	23.35	20.01	3,885	1.58	1.20	72
October 31, 2012	18.81	.26	1.31	1.57	(.47)	(.47)	—	—	19.91	8.49	3,406	1.61	1.36	59
October 31, 2011	19.14	.29	(.16)	.13	(.46)	(.46)	—	— [b,e]	18.81	.61	3,546	1.62	1.46	79
October 31, 2010	16.13	.45	3.04	3.49	(.48)	(.48)	—	— [b,f]	19.14	21.85	4,598	1.68	2.53	71
October 31, 2009	12.45	.47	3.71	4.18	(.50)	(.50)	—	—	16.13	34.41	4,383	1.70 [g]	3.40 [g]	74

Class R
April 30, 2014 **	$23.48	.09	1.44	1.53	(.26)	(.26)	—	—	$24.75	6.51 *	$6,596	.66 *	.36 *	33 *
October 31, 2013	20.02	.31	3.70	4.01	(.55)	(.55)	—	—	23.48	20.30	5,617	1.33	1.43	72
October 31, 2012	18.91	.31	1.32	1.63	(.52)	(.52)	—	—	20.02	8.78	4,059	1.36	1.61	59
October 31, 2011	19.24	.34	(.15)	.19	(.52)	(.52)	—	— [b,e]	18.91	.88	3,595	1.37	1.69	79
October 31, 2010	16.22	.50	3.04	3.54	(.52)	(.52)	—	— [b,f]	19.24	22.12	3,434	1.43	2.77	71
October 31, 2009	12.51	.51	3.73	4.24	(.53)	(.53)	—	—	16.22	34.79	2,685	1.45 [g]	3.73 [g]	74

Class Y
April 30, 2014 **	$23.56	.15	1.44	1.59	(.31)	(.31)	—	—	$24.84	6.79 *	$233,760	.41 *	.61 *	33 *
October 31, 2013	20.08	.42	3.72	4.14	(.66)	(.66)	—	—	23.56	20.93	196,399.83		1.89	72
October 31, 2012	18.97	.41	1.32	1.73	(.62)	(.62)	—	—	20.08	9.28	106,584.86		2.12	59
October 31, 2011	19.30	.44	(.15)	.29	(.62)	(.62)	—	— [b,e]	18.97	1.40	106,207.87		2.17	79
October 31, 2010	16.27	.59	3.05	3.64	(.61)	(.61)	—	— [b,f]	19.30	22.73	83,025.93		3.27	71
October 31, 2009	12.55	.57	3.74	4.31	(.59)	(.59)	—	—	16.27	35.43	70,660	.95 [g]	3.93 [g]	74

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Convertible Securities Fund	Convertible Securities Fund	31

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2009	0.06%

The accompanying notes are an integral part of these financial statements.

32	Convertible Securities Fund

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade. The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Convertible Securities Fund	33

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the

34	Convertible Securities Fund

market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $35,362,328 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$35,362,328	N/A	$35,362,328	October 31, 2017

Convertible Securities Fund	35

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $813,377,641, resulting in gross unrealized appreciation and depreciation of $121,154,768 and $24,444,150, respectively, or net unrealized appreciation of $96,710,618.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

36	Convertible Securities Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$400,922	Class R	4,262

Class B	8,548	Class Y	149,885

Class C	39,402	Total	$605,798

Class M	2,779

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,220 under the expense offset arrangements and by $3,178 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $559, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$725,209	Class M	15,089

Class B	61,864	Class R	15,425

Class C	285,218	Total	$1,102,805

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $52,341 and $483 from the sale of class A and class M shares, respectively, and received $2,381 and $462 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $192 and no monies on class A and class M redemptions, respectively.

Convertible Securities Fund	37

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $323,987,892 and $284,245,090, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	3,195,268	$78,207,158	7,005,486	$155,432,666

Shares issued in connection with
reinvestment of distributions	248,613	6,087,043	577,732	12,495,300

	3,443,881	84,294,201	7,583,218	167,927,966

Shares repurchased	(3,181,252)	(77,776,138)	(7,203,893)	(157,488,928)

Net increase	262,629	$6,518,063	379,325	$10,439,038

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	63,316	$1,528,209	107,953	$2,329,343

Shares issued in connection with
reinvestment of distributions	2,823	67,928	7,340	155,688

	66,139	1,596,137	115,293	2,485,031

Shares repurchased	(49,779)	(1,190,239)	(118,900)	(2,545,488)

Net increase (decrease)	16,360	$405,898	(3,607)	$(60,457)

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	512,940	$12,450,296	636,042	$13,997,960

Shares issued in connection with
reinvestment of distributions	12,978	314,758	27,816	595,312

	525,918	12,765,054	663,858	14,593,272

Shares repurchased	(151,355)	(3,690,402)	(434,555)	(9,214,181)

Net increase	374,563	$9,074,652	229,303	$5,379,091

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	17,419	$422,729	18,038	$396,720

Shares issued in connection with
reinvestment of distributions	1,498	36,365	3,670	78,530

	18,917	459,094	21,708	475,250

Shares repurchased	(11,520)	(276,726)	(26,372)	(567,356)

Net increase (decrease)	7,397	$182,368	(4,664)	$(92,106)

38	Convertible Securities Fund

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	63,535	$1,550,842	90,520	$1,960,750

Shares issued in connection with
reinvestment of distributions	2,567	62,671	5,560	120,030

	66,102	1,613,513	96,080	2,080,780

Shares repurchased	(38,829)	(947,328)	(59,618)	(1,310,201)

Net increase	27,273	$666,185	36,462	$770,579

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,278,928	$56,020,252	5,087,709	$112,527,075

Shares issued in connection with
reinvestment of distributions	81,333	1,991,535	126,445	2,754,373

	2,360,261	58,011,787	5,214,154	115,281,448

Shares repurchased	(1,284,925)	(31,479,411)	(2,184,792)	(47,350,495)

Net increase	1,075,336	$26,532,376	3,029,362	$67,930,953

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$26,804,657	$164,664,113	$159,663,296	$10,059	$31,805,474

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	1,100,000

Convertible Securities Fund	39

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$—*	Payables	$—

Total		$—		$—

* Warrants held at period end had a fair value of $—.

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$—	$—

Total	$—	$—

40	Convertible Securities Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	23,718,253	806,484

Ravi Akhoury	23,725,064	799,673

Barbara M. Baumann	23,805,248	719,489

Jameson A. Baxter	23,755,326	769,411

Charles B. Curtis	23,767,797	756,940

Robert J. Darretta	23,792,502	732,235

Katinka Domotorffy	23,773,693	751,044

John A. Hill	23,774,768	749,969

Paul L. Joskow	23,796,121	728,616

Kenneth R. Leibler	23,805,626	719,111

Robert E. Patterson	23,786,642	738,095

George Putnam, III	23,761,451	763,286

Robert L. Reynolds	23,784,192	740,545

W. Thomas Stephens	23,771,122	753,615

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

19,840,098	547,778	914,824	3,222,037

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

18,651,116	1,651,091	1,000,488	3,222,043

All tabulations are rounded to the nearest whole number.

Convertible Securities Fund	41

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

42	Convertible Securities Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Convertible Securities Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Convertible Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA019
287963 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014